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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 26, 2001




                     INTERNATIONAL LEASE FINANCE CORPORATION
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             (Exact name of registrant as specified in its charter)


             California                            0-11350                            22-3059110
------------------------------------   -------------------------------   -----------------------------------
    (State or other jurisdiction           (Commission File Number)       (IRS Employer Identification No.)
         of incorporation)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California                          90067
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         (Address of principal executive offices)                                    (Zip Code)




        Registrant's telephone number including area code: (310) 788-1999


         (Former name or former address, if changed since last report.)

Not applicable.


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Item 7. Financial Statements and Exhibits



        (c)    Exhibits

               1.1 Underwriting Agreement, dated April 26, 2001, between the Registrant and Chase Securities Inc., relating to the Registrant's 5.25% Notes due May 3, 2004 (the "Notes").

               4.1 Officers' Certificate (without exhibits), dated May 1, 2001, establishing the terms of the Notes.

               4.2    Form of certificate for the Notes.

               5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

               23.1 Consent of O'Melveny & Myers LLP (included in Exhibit 5.1 hereto).

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            Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       INTERNATIONAL LEASE FINANCE CORPORATION



                              /s/ Alan H. Lund
                       --------------------------------------------
                       By:    Alan H. Lund
                              Executive Vice President,
                              Co-Chief Operating Officer and
                              Chief Financial Officer



DATED:  May 1, 2001